UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2019 (February 27, 2019)

VANDA PHARMACEUTICALS INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-34186	03-0491827
(Commission File No.)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue NW

Suite 300E

Washington, DC 20037

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (202) 734-3400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 27, 2019, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Vanda Pharmaceuticals Inc. (the “Company”) awarded 2018 annual bonuses and approved 2019 annual base salaries and 2019 bonus target amounts for the Company’s named executive officers. Prior to approving the foregoing, the Compensation Committee reviewed an analysis of the Company’s executive compensation compared to the Company’s peer group conducted by Willis Towers Watson, a compensation consultant engaged by the Compensation Committee.

The Compensation Committee awarded bonuses for performance for the twelve-month period ended December 31, 2018, in the amounts set forth opposite the names of the executive officers listed below.

Name	Position	2018 Bonus
Mihael Polymeropoulos, M.D.	President and Chief Executive Officer	$700,000
James P. Kelly	Executive Vice President, Chief Financial Officer and Treasurer	$299,375
Gian Piero Reverberi	Senior Vice President, Chief Commercial Officer	274,500 (CHF)
Gunther Birznieks	Senior Vice President, Business Development	$187,500
Timothy Williams	Senior Vice President, General Counsel and Secretary	$71,918

The Compensation Committee approved 2019 annual base salaries and 2019 bonus target amounts for the twelve-month period ending December 31, 2019, in the amounts set forth opposite the names of the executive officers listed below.

Name	Position	2019 Base Salary	2019 Target Bonus
Mihael Polymeropoulos, M.D.	President and Chief Executive Officer	$721,000	80% of 2019 Base Salary
James P. Kelly	Executive Vice President, Chief Financial Officer and Treasurer	$493,370	50% of 2019 Base Salary
Gian Piero Reverberi	Senior Vice President, Chief Commercial Officer	502,640 (CHF)	45% of 2019 Base Salary
Gunther Birznieks	Senior Vice President, Business Development	$386,250	40% of 2019 Base Salary
Timothy Williams	Senior Vice President, General Counsel and Secretary	$386,250	40% of 2019 Base Salary

In addition, the Compensation Committee granted (i) options to purchase shares of the Company’s common stock at an exercise price equal to $20.62 per share, the closing price of the Company’s common stock on The Nasdaq Global Market on February 27, 2019 and (ii) restricted stock unit (“RSU”) awards under the Company’s Amended and Restated 2016 Equity Incentive Plan to its named executive officers in the amounts set forth opposite the names of the named executive officers listed below. The options will vest in equal monthly installments over a period of four years from the date of the grant. The RSUs for all named executive officers will vest in four equal annual installments with the first annual vesting taking place on March 1, 2020.

Name	Position	Number of Shares Underlying Option Grant	Number of Shares Underlying RSU Award
Mihael Polymeropoulos, M.D.	President and Chief Executive Officer	140,000	60,000
James P. Kelly	Executive Vice President, Chief Financial Officer and Treasurer	70,000	30,000
Gian Piero Reverberi	Senior Vice President, Chief Commercial Officer	70,000	30,000
Gunther Birznieks	Senior Vice President, Business Development	70,000	30,000
Timothy Williams	Senior Vice President, General Counsel and Secretary	70,000	30,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2019	VANDA PHARMACEUTICALS INC.

	By:	/s/ Timothy Williams
	Name:	Timothy Williams
	Title:	Senior Vice President, General Counsel and Secretary